Inventories	12 Months Ended
Dec. 31, 2021
Inventories
Inventories

Note 4 - Inventories

Inventories consisted of the following:

	As of December 31,
	2021	2020
Raw materials	$578,608	$378,547
Finished goods	1,428,620	1,087,194
Low-value consumption goods	102,491	69,774
Work in progress	307,297	609,440
Total Inventory	2,417,016	2,144,955
Less: reserve for obsolete inventories	0	176,805
Total	$2,417,016	$1,968,150

Inventory includes raw material, work in progress, and finished goods. The Company reviews its inventories periodically to determine if any reserves are necessary for potential obsolescence or if a write-down is necessary if the carrying value exceeds net realizable value. We recorded reserve for obsolete inventories of $176,805 and $0 as of December 31, 2020 and 2021, respectively. For 2021, no obsolete inventory reserve is needed after a through inventory valuation was carried out.